                                                                   EXHIBIT 10.14


BILL ADAMS
INTERACTIVE TELESIS INC
535 ENCINITAS BLVD STE 116
ENCINITAS, CA 92024

                                                                       29-DEC-98

Dear BILL ADAMS:

Dell Financial Services, L.P. ("DFS") is pleased to provide you with the following documentation for your Dell equipment lease.

Lease Agreement #004295343

To expedite your order(s), PLEASE COMPLETE THE FOLLOWING THREE STEPS:

     1. SIGN BOTH THE LEASE AGREEMENT AND ATTACHMENT A WHERE INDICATED. (If a personal guarantee has been required, please sign the Guaranty Section of the lease agreement accordingly. Please fill in your home address where required.)

     2. FAX ALL PAGES (LEASE AGREEMENT AND ATTACHMENT A) TO 512-723-6865. YOUR ORDER CANNOT BE RELEASED TO MANUFACTURING UNTIL THIS STEP IS COMPLETE. (Please make sure you receive confirmation that the fax transmittal was successful. If you do not have facsimile access, please call our Customer Service Department at 1-800-955-3355.)

     3. AFTER FAXING, please forward all of the ORIGINAL DOCUMENTATION via mail to:

                         DELL FINANCIAL SERVICES L.P.
                         LOCKBOX 99200
                         840 S. CANAL STREET, 3RD FLOOR
                         CHICAGO, IL 60693

The first invoice you receive once your lease commences will include your monthly rent payment, any applicable taxes and a one time fee for shipment of your product. Subsequent invoices will only include your monthly rent payments and any applicable taxes and fees.

Thank you for choosing Dell Financial Services, L.P. and we look forward to servicing your future leasing needs.

If we may be of further assistance, please call our toll free number 1-800-955-3355. Please have your Dell Order numbers(s) (located below "General Equipment Description... " on your "Lease Agreement Attachment A") ready when you call.

Sincerely,

DELL FINANCIAL SERVICES, L.P.
DOUG BREKKE
800-955-3355

[DELL FINANCIAL SERVICES LOGO]

                            LEASE NO: 004295343-002

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FULL LEGAL NAME OF LESSEE                                                        LEASE      MONTHLY      MONTHLY       DOCUMENTATION
 FED IS/SOC NUMBER                                                                TERM       RENT        PERSONAL           FEE*
                                                                                (MONTHS)    PAYMENT*     PROPERTY         Included
INTERACTIVE TELESIS INC                                                                                  MGMT FEE*

                                                                                  36        $372.45        $7.20            $55.00
                                                                                         *Subject to     *Subject to     *Subject to
                                                                                          Applicable      Applicable      Applicable
                                                                                             Tax             Tax             Tax
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                                      TYPE OF BUSINESS                          COMMITMENT FEE (MUST ACCOMPANY LEASE)

-----------------------------------   [X] Corporation                              [ ] Advance Rent Payments* = $.00
BILLING ADDRESS, CITY, STATE, ZIP
CODE                                  [ ] Proprietorship                                     Applicable Taxes = $.00

                                      [ ] Limited Liability                                             TOTAL = $.00
535 ENCINITAS BLVD                    Company
STE 116                                                                         * Advance Rent Payments are applied in the
ENCINITAS                             [ ] General Partnership                   following order: first, last, and then in the
CA                                                                              reverse order due.
92024                                 [ ] Limited Partnership

                                      [ ] Limited Liability
                                      Partnership

                                      [ ] Not for Profit

                                      [ ] Municipality
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EQUIPMENT LOCATION                                                              GENERAL EQUIPMENT DESCRIPTION/SUPPLIER

                   SEE ATTACHMENT A                                                         SEE ATTACHMENT A
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GUARANTOR (IF ANY)                    FED ID/SOC SEC NUMBER                     GUARANTOR (IF ANY)     END OF LEASE PURCHASE
                                                                                FED                    OPTION
                                                                                ID/SOC SEC NUMBER               FMV
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

                         TERMS AND CONDITIONS OF LEASE

     The undersigned Lessee agrees to rent from Lessor and Lessor agrees to rent the above-described equipment and/or computer software (the "Equipment") subject to all of the terms and conditions herein (the "Lease"). Lessee hereby warrants and represents that the Equipment will be used primarily for business purposes and not for personal, family or household purposes.

     LESSOR DISCLAIMS ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE EQUIPMENT. LESSOR HEREBY ASSIGNS ALL WARRANTIES MADE TO LESSOR BY SUPPLIER AND/OR MANUFACTURER TO LESSEE, AND LESSEE AGREES THAT ALL CLAIMS OF ANY KIND RELATING TO THE EQUIPMENT SHALL BE MADE AGAINST SUPPLIER AND/OR MANUFACTURER. THIS LEASE IS NON-CANCELABLE. THE OBLIGATION TO PAY ALL RENT PAYMENTS AND OTHER AMOUNTS PAYABLE UNDER THIS LEASE IS ABSOLUTE AND UNCONDITIONAL, DESPITE ANY DISSATISFACTION WITH THE EQUIPMENT FOR ANY REASON, SHALL NOT BE AFFECTED BY ANY EVENT OR CIRCUMSTANCE, AND SHALL BE PAID BY LESSEE IRRESPECTIVE OF ANY RIGHT OF OFF-SET, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST LESSOR, THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR ANY OTHER THIRD PARTY.

Equipment shall be deemed accepted for purposes of this Lease five (5) business days after shipment.

1. TERM; RENT: The term of the Lease ("Lease Term") shall commence five (5) business days after shipment (the "Commencement Date"). Lessee agrees to pay Lessor or its assignees during the Lease Term, in U.S. Dollars, at an address to be provided by Lessor, the total Rent Payments ("Rent Payments") as specified herein. The first Rent Payment is due thirty (30) days after the Commencement Date, and subsequent Rent Payments are due on the same date of each month thereafter (or the last day of the month if there is no such date). Lessee hereby authorizes Lessor to adjust the Rent Payment by not more than 15% if the actual Acquisition Cost (which is all amounts Lessor has paid or will pay in connection with the purchase, delivery, and installation of the Equipment, including any trade-up and buyout amounts) differs from the estimated Acquisition Cost. If any Rent Payment or other amount payable to Lessor is not paid within five (5) days after the due date thereof, Lessee shall pay to Lessor interest on any such late payment from the due date thereof until payment at a rate of 18% per annum or, if less, the highest interest rate permitted by applicable law. At the end of the Lease Term, this Lease will automatically renew for additional three-month periods on the same terms and conditions (including the same monthly Rent Payments) unless Lessee gives Lessor ninety
(90) days written notice prior to the expiration of the Lease Term or any three-month renewal term and returns the equipment to the Lessor as provided herein.

                       (continued on pages 2 & 3 hereto)

                                                      LEASE NO: 004295343-002

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                                                              GUARANTY
------------------------------------------------------------------------------------------------------------------------------------
In consideration of Lessor entering into the lease identified about ("Lease"), the undersigned (collectively, "Guarantor")
unconditionally and irrevocably guarantees to Lessor, its successors and assigns, the prompt payment and performance of all obligations of Lessee under the Lease regardless of any circumstance which might otherwise be a defense available to, or a discharge of, Lessee or Guarantor. Guarantor agrees that this is a guaranty of payment and not of collection, and that Lessor can proceed directly against Guarantor without first proceeding against Lessee or the Equipment. Guarantor waives all defenses and notices, including those of protest, presentment and demand, notice of acceptance hereof and all other notices of any kind. Guarantor agrees that Lessor can renew, extend or otherwise modify the terms of the Lease without releasing Guarantor. Guarantor will pay to Lessor all expenses including attorneys' fees incurred by Lessor in enforcing Lessor's rights against Guarantor. This is a continuing guaranty that will not be discharged or affected by Guarantor's death and will bind Guarantor's heirs, administrators and personal representatives. Lessor may, without affecting Guarantor's liability hereunder, compromise or release any rights against Lessee or the Equipment or any Guarantor. Guarantor consents to the transfer, sale or any other disposition of the Equipment and the Lease. If more than one Guarantor has signed this Guaranty each Guarantor agrees that its liability is joint and several. This Guaranty may be enforced by any assignee or successor of Lessor to the same extent as Lessor itself may enforce it. Guarantor authorizes Lessor or any of Lessor's affiliates to obtain credit bureau reports regarding Guarantor's personal credit and make other credit inquiries that Lessor determines are necessary. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF ILLINOIS. GUARANTOR EXPRESSLY AGREES
TO ARBITRATION AS PROVIDED IN PARAGRAPH 13.
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                                           _________________________________________     ________________________________________
Date: ________________                     (Individual Guarantor Name)                   (Guarantor Social Security Number)
                                           -----------------------------------------------------------------------------------------

                                           _________________________________________     ________________________________________
                                           Signature Individual Guarantor - No Title     (Home Address)
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BY SIGNING THIS LEASE, LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS ON THE FIRST, SECOND AND THIRD
PAGES OF THIS LEASE. LESSEE REPRESENTS AND WARRANTS THAT THE INFORMATION IN ANY APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL
REPORT SUBMITTED TO LESSOR IS TRUE AND CORRECT AND UNDERSTANDS THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT
HEREUNDER. LESSEE FURTHER REPRESENTS AND WARRANTS THAT LESSEE HAS FULL POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS LEASE AND
PERFORM ITS OBLIGATIONS HEREUNDER, THAT THIS LEASE IS A VALID AND BINDING OBLIGATION OF LESSEE ENFORCEABLE AGAINST LESSEE IN
ACCORDANCE WITH ITS TERMS AND THAT THE PERSON EXECUTING THIS LEASE ON BEHALF OF LESSEE IS DULY AUTHORIZED TO DO SO BY ALL NECESSARY
ACTION ON THE PART OF LESSEE.


------------------------------------------------------------------------------------------------------------------------------------
LESSEE:                                                          LESSOR:
INTERACTIVE TELESIS INC                                          DELL FINANCIAL SERVICES L.P.            (800) 955-3355
                                                                 P.O. BOX [ILLEGIBLE], CHICAGO, IL 60681-1650
                                                                 FAX (512)671-8141
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SIGNATURE /s/ WILLIAM R. [ILLEGIBLE]                             SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------

TITLE    Controller               DATE  12/29/98                 TITLE                                         DATE
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

                            LEASE NO:  004295343-002



2. SELECTION AND ORDERING OF EQUIPMENT: Lessee shall select the type and quantity of the Equipment subject to this Lessee. If Lessee has entered into a purchase agreement with any supplier, Lessee hereby assigns all right, title and interest in such purchase agreement to Lessor effective prior to the passages of title from supplier to Lessee.

3. LOCATION: USE: MAINTENANCE: Except for mobile Equipment (e.g. laptop computers), Lessee shall use the Equipment solely at the location specified in the Lease, or if none is specified, at Lessee's billing address set forth in the Lease, and the Equipment shall not be moved without Lessor's prior written consent. Lessee shall, at its expense, maintain the Equipment in good repair, condition, and functional order, shall not use the Equipment unlawfully or unsafely and shall not alter the Equipment without Lessor's prior written consent. Lessor, its assignees and agents shall have the right to inspect the Equipment at the premises where the Equipment is located. Lessee shall use the computer software in accordance with the software license agreement.

4. TITLE; PERSONAL PROPERTY; FILING: The Equipment is, and shall at all times remark, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Lessee grants Lessor a purchase money security interest in the Equipment and shall keep the Equipment free from any and all liens, encumbrances and claims, except, those created by Lessor, and shall not do or permit any act or [Copy Illegible] whereby Lessor's title or rights may be encumbered or impaired. So long as Lessee is not in Default hereunder, Lessor agrees not to interfere with Lessee's quiet use and enjoyment of the Equipment during the Lease Term or any renewal term. The Equipment is, and shall at all times remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become in any manner affixed or attached to real property or any improvements thereof. All additions or improvements to the Equipment of any kind or nature made by Lessee shall become component parts thereof, and title shall immediately vest in Lessor and be governed by the terms of this Lease. Lessee will, if required, at its expense, furnish a landlord or mortgagee waiver with respect to the Equipment in form satisfactory to Lessor. Lessee hereby appoints Lessor to attorney-in-fact to prepare, execute and sign any instrument or financing statement necessary to protect Lessor's interest in the Equipment, to sign the name of Lessee with the same force and effect as if signed by Lessee, and to file same at the proper location or locations. Lessee further agrees if Lessor so requests, to execute any instrument or financing statement necessary to protect Lessor's interest in the Equipment and to pay a one-time Documentation Fee to cover Lessor's costs for such filing and other documentation costs.

5. LOSS OR DAMAGE: Lessee assumes and shall bear the entire risk of loss, theft, destruction or damage of or to the Equipment or any item thereof ("Loss or Damage") from any cause whatsoever, whether or not covered by insurance, from the time the Equipment is delivered to a carrier for shipment to Lessee until its return to Lessor, and no such Loss or Damage shall result in a termination of Lessee's obligations under this Lease. Lessee shall promptly notify Lessor, and, at the option of Lessor, shall (1) at Lessee's expense, repair the affected items of Equipment to the satisfaction of Lessor, or (2) at Lessee's expense, and to the satisfaction of Lessor, replace the affected items of Equipment with similar or like equipment in good condition and repair and of similar manufacture and equal or greater capacity and capability, with clear title thereto in Lessor, or (3) make payment to Lessor in an amount equal to the sum of, (i) all Rent Payments on all the Equipment or other amounts past due (plus interest thereon) or currently owed to Lessor under this Lease, including unpaid taxes and (ii) all future Rent Payments that would accrue over the remaining Lease Term plus the estimated fair market value of all of the Equipment at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the lesser of six (6) percent or the latest 1 year Treasury Note rate, or if required under applicable law, the lowest effective discount rate allowable under applicable law ("Discount Rate"). Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in the Equipment as-is-where-is, without any warranty, express or implied including warranty of merchantability or fitness for any particular purpose.

6. INSURANCE: Lessee shall provide, maintain and pay for (a) insurance against the loss or theft of or damage to the Equipment, for the full replacement value thereof, naming Lessor (and/or such other person designated by Lessor) as a loss payee and (b) public liability and property damage insurance naming Lessor (and/or such other person designated by Lessor) as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to Lessor and shall contain the insurer's agreement to give thirty (30) days written notice to Lessor before cancellation or material change of the policy. Upon Lessor's request, Lessee shall deliver the policies or copies thereof of certificates of insurance to Lessor (and/or such other person designated by Lessor). If Lessee fails to provide or maintain such insurance, Lessor shall have the right, but shall not be obligated, to obtain such insurance and in such event, Lessee shall repay to Lessor the cost thereof with (the next Rent
Payment (not reduced by any amount paid to Lessor as refund of commission). Lessor reserves the right to terminate any insurance coverage it may obtain and Lessor may allow any such insurance coverage to lapse without liability to Lessee. Lessee hereby appoints Lessor its attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any insurance policies.

7. TAXES: Lessee shall pay or reimburse Lessor for all changes, taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the sale, purchase, ownership, leasing or use of the Equipment, executing taxes on Lessor's net income. Lessor may, at its option, charge Lessee a liquidated monthly personal property management fee, to be added to Rent Payments owed under this Lease.

8. RETURN: Upon expiration of the Lease Term if not renewed or purchased, or upon demand by Lessor pursuant to paragraph 11 hereof, Lessee, at its expense shall return the Equipment (including, but not limited to, original software, media, documentation, manuals, cables, power cords, keys, etc.) in good repair and operable condition, ordinary wear and tear excepted to such place, or on board such carrier, freight, prepaid, packed for shipping as Lessor may specify. Lessee shall immediately pay to Lessor any cost of replacement or repair. Should Lessee fail to comply with the provisions described above, the term of the Lease shall be extended as outlined in paragraph 1.

9. PURCHASE OPTION: Unless otherwise provided for, if no Default shall have occurred and be continuing and if this Lease shall not have been earlier terminated, Lessee shall be entitled, at its option, upon written notice to Lessor at least ninety (90) days prior to the end of the Lease Term or any renewal term, to purchase from Lessor all, but not less than all, of the Equipment at the end of such term for the amount of the purchase option set forth above which, if it is the then fair market value of the Equipment shall be as determined by Lessor, based on the value which would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell. On the date of such purchase, Lessee shall pay to Lessor the full purchase price for the Equipment in cash (plus any taxes levied thereon) and Lessor shall sell the Equipment to Lessee AS-IS-WHERE-IS, WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

10. ASSIGNABILITY: (a) Without Lessor's prior written consent, Lessee shall not (1) assign, transfer, pledge, hypothecate or otherwise dispose of this Lease, any of the Equipment, or any interest therein; or (2) sublet or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee or Lessee's employees. Any buyer of all of Lessee's assets shall, without further action, assume the obligations under this Lease, (b) Lessor may sell or assign this Lease of the Equipment or grant a security interest in the Equipment in whole or part without notice to Lessee, and Lessor's purchaser, assignee or secured party may then sell or assign this Lease of the Equipment or the security interest without notice to Lessee. Each such purchaser, assignee or secured party shall have all the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize such sales, assignments and/or security agreements and shall not assert against the purchasers, assignees and/or secured parties any defense, counter-claim or offset Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

11. DEFAULT AND REMEDIES: (a) Lessee shall be in Default ("Default") if (1) Lessee fails to pay any Rent Payment or any other amount due under this Lease within five (5) days after the same becomes due and payable; (2) Lessee fails to make any payments on any lease or indebtedness of Lessee to Lessor arising independently of this Lease, in each case within five (5) days after the same becomes due and payable; (3) Lessee fails to perform or observe any term or covenant contained in this Lease, or any other instrument or document executed in connection with this Lease; (4) Lessee or any Guarantor becomes insolvent (however defined), ceases business as a going concern, makes an assignment for the benefit of creditors, causes a petition of receivership or in bankruptcy to be filed or have the same filed against it (including a petition for reorganization or an arrangement), dies or is judicially declared incompetent;
(5) Lessee or any Guarantor has made or furnished to Lessor any warranty, representation or statement which is proven to have been false in any material respect when made or furnished; (6) Lessee attempts to sell or encumber the Equipment, or suffers any levy, seizure or attachment to be made thereof or thereon; or (7) Lessee commits or fails to commit any act which results in jeopardizing the rights of Lessor or causes Lessor to deem itself insecure as to its rights, (b) if Lessee is in Default, Lessor, with or without notice to Lessee, shall have the right to exercise concurrently or separately, and without any election of remedies to be deemed made, the following remedies (1) declares all Rent Payments due hereunder immediately due and payable; (2) terminate this Lease; (3) without incurring any liability to Lessee, enter upon Lessee's premises and without any court order or other process of law remove the Equipment with or without notice to Lessee; (4) sell or lease the Equipment at public auction or by private sale or lease; (5) bring an action for damages or pursue any other remedy available at law or equity, (c) whether or not Lessor exercises any of its rights described in the paragraph 11, Lessor may recover from Lessee as liquidated damages, and not as a penalty, a sum equal to: (1) all unpaid Rent Payments including unpaid taxes (together with interest thereon) due up to the date of delivery of the Equipment to Lessor; plus (2) all expenses of any kind incurred by Lessor as a result of Lessee's Default, including costs of recovery, repair, storage, renting and sale, and attorneys' fees and costs; plus (3) all unpaid Rent Payments due and to become due after the date of surrender of the Equipment to Lessor, together with the estimated fair market value of the Equipment, both discounted to present value at the Discount Rate; minus (4) the proceeds (if any) received or to be received upon re-lease (discounted to present value at the Discount Rate) or actual sale of the Equipment or any item thereof as determined by Lessor which determination shall be conclusive. Lessee understands that there can be no assurance that Lessor will be able to re-lease or sell the Equipment or any item thereof in such circumstances.

12. INDEMNITY: Lessee shall indemnity, protect and hold harmless Lessor and its employees, agents and assigns from and against all liabilities (including negligence, tort, and strict liability), claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, arising out of or in connection with this Lease or the Equipment.

13. CHOICE OF LAW; ARBITRATION: THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF ILLINOIS. Any claim or controversy, including any contract or tort claim, between or among Lessor, Lessee or any Guarantor related to the Lease, but excluding any claim or controversy related to the Equipment or manufacturer warranties, shall be determined by binding arbitration in accordance with Title 9 of the U.S. Code and the Commercial Arbitration Rules of the American Arbitration Association. All statutes otherwise applicable shall apply. Judgment upon the arbitration award may be entered in any court having jurisdiction. This paragraph shall not apply, in the event Lessee or Guarantor Defaults, to Lessor's right to obtain possession of the Equipment and to bring suit for any amounts due. This Lease is made in interstate commerce.

14. FINANCE LEASE: Lessee hereby agrees that this Lease is a "finance lease" as defined by Article 2A of the Illinois Commercial Code, that is Lessee acknowledges that (1) Lessor did not select, manufacture or supply the Equipment, but did purchase the Equipment for lease to Lessee; and (2) Lessor has given Lessee the name of the supplier of the Equipment. Lessee may have rights and warranties under the supply contracts for the Equipment and Lessee may contact the supplier of the Equipment for a description of those rights and warranties. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon Lessee by Article 2A.

15. MISCELLANEOUS: All of the covenants required of Lessee under this Lease shall survive the expiration or termination of this Lease to the extent required for their full observances and performance. This Lease constitutes the entire agreement between Lessor and Lessee and is irrevocable for the Lease Term and for the aggregate Rent Payments herein-above reserved, and it shall not be amended, alleged or changed except by a written agreement signed by the parties hereto. All notices under this Lease shall be in writing and shall be deemed to have been duly given on the date of receipted delivery or four (4) business days after they are mailed to the respective address herein set forth or to such other address as the parties may hereafter substitute by written notice. Time is of the essence in this Lease. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision hereof shall not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it shall not affect the balance of this Lease.

[DELL FINANCIAL SERVICES LOGO]

                            LEASE NO: 004295343-002

                                LEASE AGREEMENT
                                 ATTACHMENT A

Attached hereto and made apart hereof lease NO: 004295343-002 between DELL Financial Services L.P. as Lessor and INTERACTIVE TELESIS INC. as Lessee

-------------------------------------------------------------------------------
LESSEE:                           LESSOR:
INTERACTIVE TELESIS INC           Dell Financial Services L.P.  (800) 955-3355
                                  P.O. Box 811550, Chicago, IL [ILLEGIBLE]:
                                  FAX (512) 571-8141
-------------------------------------------------------------------------------

SIGNATURE /s/  WILLIAM R. ADAMS   SIGNATURE
-------------------------------------------------------------------------------

TITLE  Controller  DATE 12/29/98  TITLE                               DATE
-------------------------------------------------------------------------------

EQUIPMENT LOCATION            GENERAL EQUIPMENT DESCRIPTION SUPPLIER

535 ENCINITAS BLVD                       Dell Order #204228944
STE 116                 DESCRIPTION                                  QUANTITY
ENCINITAS               INFO,QUOTE,AUTH TO PURCHASE                  1
CA                      INFO,QUOTE,AUTH TO PURCHASE                  1
92024                   BASE,ESS, RDNT                               1
                        PERC EXT CBL, SDS-100,FS,FACT                1
                        INFO,POWEREDGE 6100                          1
                        INFO,HD INC ORDER, SDS 100                   1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        18GB,LVD,SCSI.HD,P4200/6100/SDS100,FACT      1
                        NO OS,US,PE SRVRS                            1
                        SLCTCRE,SVR,NBD,WANG,INIT                    1
                        SLCTCRE,SVR,NBD,WANG,2YR EXT                 1
                        INFO,QUOTE,AUTH TO PURCHASE                  1
                        INFO,AUTH/PURCH,NOT OPVERPCK ITEM            1
                        INFO,QUOTE,AUTH TO PURCHASE                  1
                        INFO,AUTH/PURCH,NOT OVERPCK ITEM             1

All other items and conditions of the lease shall remain unchanged